Voting and Consent Enclosure

[IBM Logo]

TWO EASY WAYS TO VOTE

Vote by Internet

1.    Read the accompanying proxy statement and Proxy/Voting Instruction Card.
2.    Go to website www.ibm.com/investor/vote
3. Enter your numeric control number that is located in the box below the perforated line on your Proxy/Voting Instruction Card.
4.    Follow the simple instructions.
5.    Your vote will be immediately confirmed and posted.

Vote by Telephone

1.    Read the accompanying Proxy Statement and Proxy/Voting Instruction Card.
2. Call the toll-free number, 877-779-8683. Stockholders residing outside the United States, Canada and Puerto Rico should call 201-536-8073.
3. Enter your numeric control number that is located in the box below the perforated line on your Proxy/Voting Instruction Card.
4.    Follow the simple instructions.
5.    Your vote will be immediately confirmed and posted.

E-CONSENT FOR FUTURE DELIVERY OF PROXY MATERIAL ONLINE

IBM Stockholders can sign-up to receive future Annual Reports And Proxy materials online by following these instructions:

Go to webstie www.ibm.com/investor/vote and proceed to the page to select the option for "Electronic Mail" delivery before voting online.

                                     - or -

Go to www.econsent.com/ibm and follow the instructions. (Your IBM account number is required to consent.)

Prior to the next IBM Stockholder Meeting, you will receive an e-mail providing information ton where to locate the IBM Annual Report and Proxy Statement online.

If you vote through the Internet or by telephone, please do not return your proxy card.

Internet Voting Screen No. 1

[IBM Logo]                                                            Proxy vote

VOTE-BY-NET

[Graphic Omitted]

Vote Your IBM Proxy Online

Thank you for choosing to participate in the program to vote your proxy through the Internet. Please read this page and click on the "proceed" button below to fill out and submit your proxy.

To vote online you must use the control number that appears in the box on your proxy card. The proxy control number is located in the box on the card, just below the perforation.

Your online vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card. If you choose to vote your shares online, there is no need for you to mail back your proxy card.

                                     Proceed
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Internet Voting Screen No. 2

[IBM Logo]                                          Proxy vote

VOTE-BY-NET

[Graphic Omitted]

Please click the Proceed button below to continue to the secure voting site.

                                     Proceed
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Internet Voting Screen No. 3

[IBM Logo]                                                            Proxy vote

VOTE-BY-NET

[Graphic Omitted]

If you have more than one proxy card or voting instruction card or ballot, please vote them one card at a time.

      [1]   Enter the voter control number as it appears on the proxy card.

            [___________________________]

      [2] Enter the last 4 digits of the U.S. social security number or the U.S. taxpayer identification number for this account.

            [_______]

If you do not have a U.S. social security number or a U.S. taxpayer identification number for this account, please leave this box blank.

Important: For your vote to be cast, the voter control number and the last four digits of the U.S. social security number or the U.S. taxpayer identification number, if applicable, for this account must match the numbers on our records.

            If you wish to receive an e-mail confirmation of your vote, enter your e-mail address below.

            [______________________________]

            Please enter your e-mail address again for validation.

            [______________________________]

                                     Proceed
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Internet Voting Screen No. 4

[IBM LOGO]                                                            Proxy vote

VOTE-BY-NET

[Graphic Omitted]

                                    Welcome!

                                      Name
                                      Address

                                      E-mail address:

                                |______________|

                       Please select how you would like to receive your future annual meeting materials:

                       |_|  US Mail:
                       |_|  Electronically:

                                     Proceed
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Internet Voting Screen No. 5

[IBM Logo]                                          Consent form

VOTE-BY-NET

[Graphic Omitted]

You have elected to receive future annual meeting materials by US Mail.

Please click the "Confirm" button to proceed to the electronic proxy Voting page

                                     Confirm

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Internet Voting Screen No. 6

[IBM Logo]                                          Consent form

VOTE-BY-NET

[Graphic Omitted]

                     Thank you for choosing to receive future IBM annual reports and proxy statements over the Internet.

                     After you have submitted your consent, you will receive an e-mail notice each mid-March (Beginning in 2002) telling you how to access this material over the Internet.

                     Before proceeding, please read the section on Important Considerations and also the Frequently Asked Questions
                     (FAQ).

                    Frequently Asked Questions (FAQ)
                    [https://www.econsent.com/ibm/faq.html]
                    Important Considerations
                    [https://www.econsent.com/ibm/considerations.html]

                    Enter your e-mail address if it does not appear below

                           |_________________________________|

                    Confirm your email address again for validation

                           |_________________________________|

                    By clicking the Confirm button below you are agreeing to receive future annual meeting materials online and you will receive these materials online every year unless you cancel or revoke your consent.

                                     Confirm

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Internet Voting Screen No. 7

[IBM Logo]                                          Consent form

VOTE-BY-NET

[Graphic Omitted]

                    Thank you for agreeing to access future annual meeting materials over the Internet.

                    Note: Your consent to access annual meeting materials online will remain on file with the Company and will continue unless revoked by you.

                    You will receive around mid-March 2002 (approximately six weeks prior to IBM's 2002 Annual Meeting), an e-mail at the address specified below.

                            |_____________________________|

                    Please click the button below to proceed to the electronic proxy voting page.

                                     Confirm

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Internet Voting Screen No. 8

[IBM Logo]   International Business Machines
             Corporation

Louis V. Gerstner, Jr., Lawrence R. Ricciardi, and Daniel E. O'Donnell, or any of them individually and each of them with the power of substitution, are hereby appointed Proxies of the undersigned to vote all common stock of International Business Machines Corporation owned on the record date by the undersigned at the Annual Meeting of Stockholders to be held in the Savannah International Trade and Convention Center, One International Drive, Savannah, Georgia, at 10 a.m. on Tuesday, April 24, 2001, or any adjournment thereof.

THE PROXIES WILL VOTE USING THE DIRECTIONS PROVIDED BELOW. IF NO DIRECTION IS PROVIDED, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF, UTILIZING THEIR OWN DISCRETION AS SET FORTH IN THE NOTICE OF 2001 ANNUAL MEETING AND PROXY STATEMENT.

This Proxy Card will also be used to provide voting instructions to the Trustee for any shares of common stock of International Business Machines Corporation held in the IBM Stock Fund investment alternative under the IBM Tax Deferred Savings Plan on the record date, as set forth in the Notice of 2001 Annual Meeting and Proxy Statement.

                    IBM's Directors Recommend a Vote
                    "FOR" all Nominees for Director.
                    "FOR" Proposal 2.
                    "AGAINST" Proposals 3 and 4.

Check this box to vote all proposals in accordance with the recommendations of IBM's Directors |_|

IBM's Directors Recommend a Vote "FOR" all Nominees for Director.

                                  For All Nominees          Withhold
                                  Except As Noted           As to All
                                  Below                     Nominees

      1. Election of Directors.   |_|                       |_|

Or, check the box for the Director(s) from whom you wish to withhold your vote:

|_| C. Black       |_| K.I. Chenault    |_| J. Dormann  |_| L. V. Gerstner Jr.  |_|  N. O. Keohane

|_|  C. F. Knight  |_| M. Makihara      |_| L. A. Noto  |_| S. J. Palmisano     |_| J. B. Slaughter

|_|  S. Taurel     |_|  J. M. Thompson  |_| A. Trotman  |_| L. C. van Wachem    |_| C. M. Vest

IBM's Directors Recommend a Vote "FOR" Proposal 2.

                                            For      Against    Abstain

      2. Ratification of Appointment of     |_|        |_|        |_|
         Independent Accountants

IBM's Directors Recommend a Vote "AGAINST" Proposals 3 and 4.

                                            For      Against    Abstain

      4. Stockholder Proposal on
           Board Service                    |_|        |_|        |_|

                                            For      Against    Abstain

      5. Stockholder Proposal
           on Pension and
           Retirement Medical               |_|        |_|        |_|

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Check the box below, if the option applies to you

      |_| Will attend Annual Meeting - Use admission ticket attached to your proxy card.

To submit your vote please click the button below. (Your vote will not be counted until the Submit Your Vote button is clicked)

                                Submit Your Vote
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Internet Voting Screen No. 9

[IBM Logo]                                                           Proxy vote

VOTE-BY-NET

[Graphic Omitted]

            Your vote has been recorded as follows:

                  1. Election of Directors

                        [stockholder's vote inserted here]

                  2. Ratification of Appointment of Independent Accountants

                        [stockholder's vote inserted here]

                  3. Stockholder Proposal on Board Service

                        [stockholder's vote inserted here]

                  5. Stockholder Proposal on Pension and Retirement Medical

                        [stockholder's vote inserted here]

Please review your vote. If this is incorrect, please use the Back button on your browser, change your vote and resubmit. If this is correct, please click the button below.

                                     Proceed

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Internet Voting Screen No. 10

[IBM Logo]                                                           Proxy vote

VOTE-BY-NET

[Graphic Omitted]

Success! Your vote has been cast and will be tabulated by EquiServe, within 24 hours.

You can now vote another Proxy Card or exit to IBM's homepage.

                               Vote Another Proxy

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[TELEPHONE VOTING SCRIPT) Toll Free: 1-877-PRX-VOTE or 1-877-779-8683
Stockholders residing ouside the Untied States, Canada and Puerto Rico should call 201-536-8073

Welcome to the electronic voting system. Please have your proxy card or voting instruction sheet or ballot available before voting.

Enter the Voter Control Number as it appears on the card followed by the pound sign.

One moment please while we verify your information.

Enter the last four digits of the U.S. Social Security number or the U.S. taxpayer identification number for this account followed by the pound sign.

The company that you are voting is IBM. Corporation

Your vote is subject to the same terms and authorizations as indicated on the proxy card. It also authorizes the named proxies to vote according to the instructions at the meeting of the stockholders.

To vote all proposals in accordance with the recommendations of the Board of Directors, press 1. If you wish to vote on one proposal at a time, press 2.
      If 1, go to 12.
      If 2, go to 7.

Item # 1. To vote for all nominees press 1. To withhold from all nominees press
2. To withhold from individual nominees press 3.

      If 1, go to 8.
      If 2, go to 8.
      If 3, go to Director Exception.

            Director Exception

            Using your proxy card, enter the 2-digit number of a nominee from whom you wish to withhold your vote. When completed press 00. If 00, go to 8. If valid Nominee number, go to Next Nominee.

            Next Nominee

            To withhold your vote from another nominee, enter the 2-digit number next to the nominee followed by the pound sign, or if you have completed voting on directors press the pound key again.

                  If 00, go to 8.
                  If valid nominee number, go to Next Nominee.

            Invalid Nominee Number

            You have entered an invalid nominee number.
                  {Go to Next Nominee.}

Item # 2. To vote for, press 1; against, press 2; to abstain, press 3.

      If 1, go to 9.
      If 2, go to 9.
      If 3, go to 9.

Item # 3. To vote for, press 1; against, press 2; to abstain, press 3.

      If 1, go to 10.
      If 2, go to 10.
      If 3, go to 10.

Item # 4. To vote for, press 1; against, press 2; to abstain, press 3.

      If 1, go to 11.
      If 2, go to 11.
      If 3, go to 11.

If you would like to attend the annual meeting, press 1. If not, press 2.

      If 1, go to 12.
      If 2, go to 12.

You have cast your vote as follows:

            Playback {Playback the appropriate vote for this proxy card.} Default Playback

            You have voted in the manner recommended by the Board of Directors.

Director Proposal Playback

            For all nominees
            Or
            For all nominees except #
            Or
            Withhold For all nominees.

            For/Against/Abstain Proposal Playback
            Item # {For | Against | Abstain}

To confirm your vote, press 1. To cancel your vote, press 2.
      If 1, go to 15.
      If 2, go to 14.

Your vote has been canceled. If you wish to vote this card or another card, press 1. Otherwise, please hang up and mark, sign, and return your card in the envelope provided. Thank you.

Your vote has been successfully recorded. It is not necessary for you to mail in your card. If you wish to vote another card or change your vote, press 1. Otherwise, please hang up. Thank you for voting.

            No Key Pressed
            Go to the same item (repeat three times); otherwise, go to Error.

            Invalid Number
            Go to the same item (repeat three times); otherwise, go to Error.

            Error
            We are unable to process your request at this time. Thank you for calling.
                  {Call ends.}